LAIRD SUPERFOOD®

Investors Presentation

March 2025

Forward-Looking Statements Disclaimer

Cautionary "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: This presentation and the accompanying oral presentation contain "forward-looking" statements that are based on Laird Superfood, Inc.'s (the "Company", "Laird Superfood" or "LSF") current expectations or forecasts of future events and are not guarantees of future performance. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information or predictions concerning the Company's future financial performance, plans and objectives, competitive position, market trends, succession planning, product pipeline, and potential growth and market opportunities. In some cases, you can identify forward-looking statements by words such as "intends," "estimates," "predicts," "potential," "continues," "target," "sustain," "anticipates," "plans," "expects," "believes," "should," "could," "may," "will," "would," "seeks" or the negative of these terms or other comparable terminology. Forward-looking statements involve risks and uncertainties, which may cause the Company's actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements. Key factors that could cause actual results to be different than expected or anticipated include, but are not limited to: volatility regarding our revenue, expenses, including shipping expenses, and other operating results; our ability to acquire new direct and wholesale customers and successfully retain existing customers; our ability to attract and retain our suppliers, distributors and co-manufacturers, and effectively manage their costs and performance; effects of real or perceived quality or health issues with our products or other issues that adversely affect our brand and reputation; our ability to innovate on a timely and cost-effective basis, predict changes in consumer preferences and develop successful new products, or updates to existing products, and develop innovative marketing strategies; adverse developments regarding prices and availability of raw materials and other inputs, a substantial amount of which come from a limited number of suppliers outside the United States, including in areas which may be adversely affected by climate change; effects of changes in the tastes and preferences of our consumers and consumer preferences for natural and organic food products; the financial condition of, and our relationships with, our suppliers, co-manufacturers, distributors, retailers and food service customers, as well as the health of the food service industry generally; the ability of ourselves, our suppliers and co-manufacturers to comply with food safety, environmental or other laws or regulations and the potential impact of policy changes regarding imports, exports, and tariffs; our plans for future investments in our business, our anticipated capital expenditures and our estimates regarding our capital requirements, including our ability to continue as a going concern; the costs and success of our marketing efforts, and our ability to promote our brand; our reliance on our executive team and other key personnel and our ability to identify, recruit and retain skilled and general working personnel; our ability to effectively manage our growth; our ability to compete effectively with existing competitors and new market entrants; the impact of adverse economic conditions, consumer confidence and spending levels; the growth rates of the markets in which we compete; and other factors discussed in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent Quarterly Report(s) on Form 10-Q.

In light of these risks, uncertainties and assumptions, you are cautioned not to place undue reliance on forward-looking statements, which are inherently unreliable and speak only as of the date of this presentation. The Company cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. The Company undertakes no obligation, and the Company expressly disclaims any obligation, to update or alter any forward-looking statements for any reason after the date of this presentation, whether as a result of new information, future events or otherwise, except as required by law. In addition, statements including phrases such as "we believe" and similar statements reflect the Company's beliefs and opinions on the relevant subject. These statements are based upon information available to the Company as of the date of this presentation, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information.

Third-Party Information: This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry and its business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. The Company has not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information.

Laird Superfood was founded by two world-class athletes



20

LAIRD HAMILTON
Big wave surfer, innovator/inventor, author, fitness and nutrition expert. Husband and father.



GABBY REECE (HAMILTON)
Podcast host, best-selling author, former professional volleyball player. Wife and mother.

LAIRD SUPERFOOD

Laird Superfood Strategic Plan for growth and profitability

1 Grow our core business

- Expand distribution
- Increase sales velocities
- Grow brand awareness and trial
- Optimize marketing efficiency

2 Innovate in Superfoods

- Expand existing product lines
- Execute packaging innovation
- Expand to new categories

3 Improve LSF Supply Chain

- Ensure capacity and flexibility
- Reduce operational costs
- Ensure product quality

4 Build critical capabilities and improve our work processes

- Hire/train/retain critical employees to elevate business performance
- Continue to simplify work processes and IT infrastructure

5 Improve our P+L and accelerate the path to profitability

- Optimize pricing and leverage scale to improve Gross Margin to a sustainable 40%
- Execute annual zero overhead growth or better
- Pursue consolidation opportunities within/adjacent to our core portfolio

LSF executive team has extensive experience in Food and CPG



Jason Vieth

CEO | President

- President and CEO since January 2022
- EVP/GM at Sovos Brands
- SVP of Life Time Fitness
- SVP/GM at WhiteWave Foods
- Boston Consulting Group



Anya Hamill

CFO

- Chief Financial Officer since July 2022
- CFO at Little Secrets
- Sr. Director of Finance at Danone North America
- Sr. Director of Finance at WhiteWave Foods



Gil Arvizu

SVP, Sales

- SVP of Sales since September 2023
- Chief Commercial Officer at INW
- VP International at WhiteWave Foods
- VP US Sales at Cott Beverages
- PepsiCo Company



Jared Larkin

VP, Supply Chain

- VP of Supply Chain since August 2022
- Director of Ops and Finance at Picky Bars
- President of KIALOA Canoe Paddles



Martha Opela

VP, Marketing

- VP of Marketing since July 2023
- Marketing Director at Charlotte's Web
- Brand Mgmt at WhiteWave Foods
- Brand Mgmt at Dish Network

Our portfolio spans large, attractive categories


LAIRD

LAIRD

LAIRD

LAIRD
PROTEIN BAR


	Plant-Based Coffee Creamers	Coffee	Instant Lattes	Protein Bars	Functional Beverages
Total US Addressable Market (TAM)	**$9 billion**	**$28 billion**	**$6 billion**	**$2 billion**	**$54 billion**

Source: Research and Markets "Coffee in the US through 2027: Market Essentials"
Source: fortunebusinessinsights.com/u-s-instant-coffee-market
Source: Polaris Market Research 2024 "US Protein Bar Market Size"
Source: Fact.MR 2024 "Plant Based Creamer Market by Powder and Liquid"
Source: Mordor Intelligence "NA Functional Bev. Market Size and Share 2024"

Q4 Net Sales growth: Wholesale +52%, E-commerce +12%



Net Sales by Channel*
$M
$4.0
$5.9
$3.9
$6.1
$4.9
$6.9
$4.8
$6.8
Wholesale
E-commerce
Q1
Q2
Q3
Q4

Net Sales Growth	Q1	Q2	Q3	Q4	FY2024
Wholesale	9.6%	8.9%	12.7%	51.8%	19.4%
E-commerce	32.5%	47.3%	42.2%	12.5%	31.9%
Total LSF	**22.1%**	**29.5%**	**28.3%**	**26.1%**	**26.5%**

* Net Sales, as reported for the periods presented

Portfolio aligned to each channel to maximize sales and profitability

Product Assortment	Channel	Marketing Purpose
Full product assortment and unique offerings, plus first to market with innovation	DTC	Educational content hub and brand loyalty
Expanded core product set and unique packs and sizes	AMZN	Convenience and conversion
Expanded core set	Natural	Brand awareness core consumer
Core set	Conventional Grocery	Brand awareness broad market
1-2 unique, bulk SKU(s)	Club	Awareness and trial



LAIRD

Expanding our consumer target with room to grow


The Health Satisfied
The Health Curious
The Health Enthusiast
2025
Laird and Gabby Friends and Family

- Laird Superfood was founded among the inner circle of **Laird and Gabby's friends and family**
- Since the rebrand, we have focused on growth among **Health Enthusiasts**
  - Believe in the power of superfoods
  - In tune with food's impact on their health
  - Deep dive into ingredients and labels
- Future growth exists with the **Health Curious**
  - Interested in superfoods but don't know much about them
  - Require more awareness and education
- Long term growth opportunity with **Health Satisfied**
  - Exploring healthy but taste and experience are the priority
  - Skeptical of fortified foods so later in adoption curve

LAIRD SUPERFOOD

2025 marketing will focus on benefit and taste

1. Founders communicate health benefits


Down regulation: breathing with Laird Hamilton
THE
GABBY
REECE
SHOW
72.7K

2. Sampling and recipes to drive taste and health


LAIRD
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3. National campaign with local amplifications


LIVE BIG
LAIRD

Laird Superfood is helping to change our food system

Continue to make real, minimally processed food




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...that tastes amazing

Educate our consumers on the issues


The Dirty Details of the Red Dye No. 3 Ban and How Clean Eating is Redefining Food Standards


How Rare Ingredients Transform Ordinary Nutrition into Extraordinary Wellness

Amplify key voices that are part of the discussion




THE JOE ROGAN EXPERIENCE


The Genius Life


CASEY MEANS, MD

Retail growth accelerated during FY24


Retail Sales ($M)
Laird Superfood Total Brand YOY $ Sales (MM) by Quad
Total Marketplace (MULO+NAT+WFM) (Does not include Bars and AO SPINS business*)
2022
2023
2024
2.5
2.0
1.5
1.0
0.5
0.0
1.2 1.4 1.7
1.1 1.3 1.7
1.2 1.3 1.8
1.2 1.4 1.8
1.2 1.3 1.8
1.2 1.5 1.8
1.1 1.3 1.7
1.1 1.3 1.7
1.2 1.4 2.0
1.3 1.7 2.2
1.3 1.6 2.1
1.3 1.5 2.1
1.2 1.5 2.0
28-Jan
25-Feb
24-Mar
21-Apr
19-May
16-Jun
14-Jul
11-Aug
8-Sep
6-Oct
3-Nov
1-Dec
29-Dec

	28-Jan	25-Feb	24-Mar	21-Apr	19-May	16-Jun	14-Jul	11-Aug	8-Sep	6-Oct	3-Nov	1-Dec	29-Dec
$ % Chg '23 vs. '22	+21%	+16%	+9%	+21%	+14%	+23%	+20%	+15%	+17%	+36%	+22%	+21%	+25%
$ % Chg '24 vs. '23	+19%	+26%	+33%	+27%	+33%	+24%	+28%	+33%	+39%	+29%	+32%	+39%	+30%

Source: SPINS & Nielsen NIQ.
Categories included: Shelf Stable Coffee, Creams and Creamers
* AO SPINS business / Categories not included: Hydrate, Hot Choc, Matcha, Greens, Reds

Grew distribution in both Natural and MULO during FY24

Laird Superfood rolling 52-week distribution

(Does not include Bars, Seasonals, Singles and AO SPINS business*)



Natural Channel
Total Points of Distribution
+29%
542
702
12/31/2023
12/29/2024
MULO
Total Points of Distribution
+11%
34
37
12/31/2023
12/29/2024

Source: SPINS. Categories included: Shelf Stable Coffee, Creams & Creamers
*AO SPINS business / Categories not included: Performance Mushrooms, Hydrate, Hot Chocolate, Matcha, Greens

19% growth from Wholesale sales in FY24


Net Sales Growth %
10%
9%
13%
52%
19%
Q1
Q2
Q3
Q4
FY24


Natural
Conventional Grocery
Club

Wholesale growth by category

Wholesale Sales Growth by Product Line in FY24 versus FY23*



Gross Sales Growth %
81%
29%
20%
18%
5%
3%
Coffee
Greens/ Mushrooms
Hydrate / Activate
Instant Latte
Creamer
Bars**

- Coffee and Instant Latte growth driven by new distribution.
- Greens growth driven by new distribution and increased distribution and velocities on Mushrooms.
- Hydrate growth driven by increased velocities as well as new distribution in Natural and Conventional Grocery.
- Creamers gaining recent traction as distribution expands in Q424. Upsizing liquid creamer to 25.4 oz to better meet consumer needs, on-shelf in early 2025.

* Not intended to represent entire product line. Only major product categories shown.
** Excludes Picky Bars

32% growth from E-commerce sales in FY24



Net Sales Growth %
33%
47%
42%
13%
32%
Q1
Q2
Q3
Q4
FY24

LAIRD SUPERFOOD

amazon



LAIRD
morning



LAIRD

The wellness hub



FDA Removes Coconut From Major Food Allergens List: In a ...



Superfood Products for Pregnancy: An Expecting Mom's Must...



What Is Organic Natural Flavor? Understanding Its Role in...

E-commerce growth driven by strong execution across categories

E-commerce Sales Growth by Product Line in FY24 versus FY23*


Gross Sales Growth %
85%
51%
30%
30%
29%
11%
Greens/ Mushrooms
Hydrate / Activate
Instant Latte
Creamer
Coffee
Bars
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- Performance Mushrooms earned "Best Deal" status for Prime days on Amazon and grew rapidly on DTC due to partnerships.
- Greens growth driven by continued paid media support and increased Amazon focus.
- Coffee, Creamers, and Instant Latte benefited from strong category trends and paid media support.
- Achieved #1 Plant-Based Creamer status on Amazon starting in July 2024.

* Not intended to represent entire product line. Only major product categories shown.

Q4 & FY24 Financial Performance



Q424 Financial Highlights*

Financial Performance

Key Metric ($ in millions)	Q424
Net Sales	**$11.6**
Net Sales Growth	26%
Gross Profit	**$4.5**
Gross Margin	**39%**
Change vs Prior Period	-174 bps
Net Loss	($0.4)
Adjusted EBITDA	**$0.2**
Change vs Prior Period	($0.1)
Cash Increase	**+$0.3**

Q424 Highlights

- **Net Sales** grew to $11.6M a 26% increase versus Q423. The increase was driven by Wholesale +52% and E-commerce +12%.
- **Gross Margin** declined 174 basis points to 39% driven by higher slotting fees from distribution expansion in Retail offset by lower raw materials cost from direct sourcing of key ingredients.
- **Adjusted EBITDA** was $0.2M, marking the third consecutive quarter of breakeven-to-positive bottom-line performance.
- **Cash** improved $0.3M in Q4 for the third consecutive quarter

* All Comparisons on this slide relate to Q4 2024 vs. Q4 2023. See Appendix for reconciliation of Adjusted EBITDA

FY24 Financial Highlights*

Financial Performance

Key Metric ($ in millions)	FY24
Net Sales	**$43.3**
Net Sales Growth	27%
Gross Profit	**$17.7**
Gross Margin	**41%**
Change vs Prior Period	+1,070 bps
Net Loss	($1.8)
Adjusted EBITDA	**($0.7)**
Change vs Prior Period	+$8.3
Cash Increase	**+$0.8**

FY24 Highlights

- **Net Sales** grew to $43.3M a 27% increase versus FY23. The increase was driven by E-commerce +32% and Wholesale +19%.
- **Gross Margin** improved 1,070 basis points to 41% driven by trade efficiencies and strategic cost savings initiatives.
- **Adjusted EBITDA** improved $8.3M to ($0.7M) in FY24 driven by operating performance, gross margin expansion, and lower marketing and opex spending.
- **Cash** increased +$0.8M to $8.5M, versus a cash burn of $10.1M in FY23.

* All Comparisons on this slide relate to FY 2024 vs. FY 2023. See Appendix for reconciliation of Adjusted EBITDA

Net Sales highlights

Net Sales Summary

Q424 and FY24 Net Sales Growth
($ Millions)



+26% YOY
+27% YOY
$9.2
$11.6
$34.2
$43.3
Q423
Q424
FY23
FY24

Channel Mix

Net Sales Channel Mix
(% of Net Sales)



Wholesale
E-commerce
34%
66%
42%
58%
43%
57%
41%
59%
Q423
Q424
FY23
FY24

Highlights

- Q424 Net Sales +26% to $11.6M, compared to $9.2M for Q323.
- Q4 Net Sales growth driven by expansion in the Wholesale channel +52%.
- Net Sales for FY24 were $43.3M compared to $34.2M for FY23, representing growth of 27%.
- Net Sales growth in FY24 was driven by E-commerce channel, which grew 32% and continued expansion in Wholesale channel, which grew 19%.

Gross Margin highlights

Gross Margin Performance



Gross Profit and Gross Margin
($ Millions)
+72%
YOY
+1070
bps
$10.3
$17.7
30%
41%
FY23
FY24
FY23
FY24

Gross Margin Comparison*



Gross Margin
Among Best in Class in Food/CPG
24%
38%
29%
38%
41%
Stryve Foods
Honest Co
Oatly
Vital Farms
LSF

Highlights

- Gross Profit +72% to $17.7M in FY24, compared to $10.3M in FY23.
- Gross Margin +1,070 basis points in FY24 driven by trade efficiencies and cost savings initiatives:
  - Transitioned to 3rd party co-manufacturing model
  - Shifted to direct procurement of key raw materials
  - Reformulated and optimized liquid creamer and moved to a new co-packer
- Gross Margin of 41% is among best in class in Food/CPG

LAIRD SUPERFOOD

* Gross Margins for Honest Co, Oatly, and Vital Farms based on most recent FY2024 published results. Stryve Foods based on Q3 2024 YTD published results

Adjusted EBITDA by quarter



$, Millions
FY23 ($9.0M)
FY24 ($0.7M)
-$3.6
-$3.1
-$2.5
$0.3
-$0.7
-$0.1
$0.0
$0.2
Q123
Q223
Q323
Q423
Q124
Q224
Q324
Q424
Adjusted EBITDA

- FY24 Adj. EBITDA improved $8.3M versus prior year and was breakeven to positive for the past three quarters.
- Improvement in Adj. EBITDA reflects company's focus on generating at least a break even cashflow.

Adjusted EBITDA is a non-GAAP financial measure. For definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.

Positive cashflow for three consecutive quarters and full year



$, Millions
FY22 ($13.8M)
FY23 ($10.1M)
FY24 +$0.8M
-$4.3
-$2.7
-$3.5
-$3.2
-$5.9
-$1.3
-$3.2
$0.3
-$0.4
$0.5
$0.4
$0.3
Q122
Q222
Q322
Q422
Q123
Q223
Q323
Q423
Q124
Q224
Q324
Q424
Total Cash (Loss)/Add

- Full year Cash Add +$0.8M reflects improved operating performance, margin expansion, and strong cost control.

Exited 2024 with $8.5M in cash and no debt


LSF cash balance ($M)
$11.9
$10.6
$7.4
$7.7
$7.3
$7.8
$8.2
$8.5
Q123
Q223
Q323
Q423
Q124
Q224
Q324
Q424

Management's goal is to keep operating cash flow at least neutral through:

- Strong focus on operating cost control and cost savings initiatives.
- Disciplined management of our trade and marketing investments to grow our topline.
- Asset backed line of credit is in place. Currently no debt outstanding. We may choose to use it in the future to invest in inventory to support top line growth.

Sales Mix by Product Line

Gross Sales Product Mix

Gross Sales Product Line Mix
(% of Gross Sales)



18%
15%
20%
46%
Q423
17%
11%
23%
48%
Q424
18%
15%
20%
46%
FY23
17%
11%
23%
48%
FY24
Coffee creamers
Coffee, Tea, and Hot Chocolate
Harvest snacks and other food items
Hydration and beverage enhancing supplements
Other

Highlights

Product Line	FY24 Gross Sales ($M)	Example Products*
Coffee Creamers	$23.1	
Coffee, Tea, and Hot Chocolate	$11.2	
Hydration & Beverage Enhancing Products	$9.2	
Harvest Snacks & Other Food Items	$6.2	

* Not intended to represent entire product line. Only sample of products in each product line shown.

Full Year 2025 Outlook*

Metric	Guidance
Net Sales	20% to 25%
Gross Margin	High 30s%
Adjusted EBITDA**	Breakeven
Operating Cashflow	($1 to 2M)



LAIRD
SUPERFOOD
THE POWER OF SUPERFOODS

*Management estimates, not guaranteed. Projections as of February 26, 2025

** Adjusted EBITDA is a non-GAAP financial measure. For definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. We have not provided a reconciliation between our forecasted Adjusted EBITDA and net income, our most directly comparable GAAP measure, because applicable information for future periods, on which this reconciliation would be based, is not available without unreasonable effort due to the unavailability of reliable estimates for stock-based compensation, due to volatility in our stock price, and state and local income taxes, among other items. These items may vary greatly between periods and could significantly impact future financial results.

Appendix



Reconciliation of Adjusted EBITDA by Quarter

	2023				2024			
	Q123	Q223	Q323	Q423	Q124	Q224	Q324	Q424
Net (loss) income	**$ (4,143,910)**	**$ (3,507,246)**	**$ (2,654,884)**	**$ 142,923**	**$ (1,016,522)**	**$ (239,076)**	**$ (166,120)**	**$ (398,443)**
Adjusted for:								
Depreciation and amortization	87,953	75,579	71,493	71,151	71,435	67,144	65,840	65,852
Stock-based compensation	147,634	306,077	364,936	273,499	279,565	253,708	540,425	564,090
Income tax expense	12,422	750	—	2,023	38,957	3,524	5,421	12,422
Interest expense and other (income) expense, net	(170,994)	(149,109)	(132,185)	(98,776)	(110,997)	(103,069)	(107,891)	(91,298)
Product quality issue (a)	491,861	—	(140,019)	(69,842)	(11,195)	(74,019)	(349,115)	—
Strategic organizational shifts (b)	(135,380)	74,690	5,342	42,030	—	—	—	—
Company-wide rebranding costs (c)	61,451	102,355	—	—	—	—	—	—
Estimated class action lawsuit settlement costs (d)	—	—	—	(95,000)	—	—	—	—
Adjusted EBITDA	**$ (3,648,963)**	**$ (3,096,904)**	**$ (2,485,317)**	**$ 268,008**	**$ (748,757)**	**$ (91,788)**	**$ (11,440)**	**$ 152,623**

(a) In January 2023, we identified a product quality issue with raw material from one vendor and we voluntarily withdrew any affected finished goods. We previously incurred costs associated with product testing, discounts for replacement orders, and inventory obsolescence costs. We reached settlement with a supplier in the third quarter of 2023 and recorded recoveries in 2024.
(b) Costs incurred and recovered during 2023 as part of the strategic downsizing of our operations, including severances, forfeitures of stock-based compensation, and other personnel costs, IT integration costs, and freight costs to move inventory to third-party facilities.
(c) Costs incurred as part of the company-wide rebranding efforts that launched in Q1 2023.
(d) Estimated legal settlement costs related to a class action lawsuit which was included in general and administrative expenses in Q4 2022 and was reversed in Q4 2023 upon dismissal of the suit.